UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of report (Date of earliest event reported): November 2, 2009

FIRST REPUBLIC PREFERRED CAPITAL CORPORATION

(Exact name of registrant as specified in its charter)

Nevada	000-33461	91-1971389
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

111 Pine Street, San Francisco, CA	94111
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (415) 392-1400

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a- 12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 3.03	Material Modification to Rights of Security Holders.

The summary of the amendments included under Item 5.03 below is incorporated by reference herein.

Item 5.03	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On November 2, 2009, Bank of America Corporation (“BAC”) completed an internal corporate restructuring of certain subsidiaries, including Merrill Lynch Bank & Trust Co., FSB (“MLB&T”), the direct parent of First Republic Preferred Capital Corporation (the “Registrant”), pursuant to which, MLB&T, a federal stock savings bank, was merged with and into Bank of America, N.A. (“BANA”), a national bank and an indirect subsidiary of BAC, with BANA continuing as the surviving entity.

As a result of the merger, BANA replaced MLB&T as the direct parent and holder of 100% of the common stock of the Registrant. Because BANA does not have any authorized classes of preferred stock, the automatic exchange feature of the Registrant’s 10.5% Noncumulative Perpetual Series A Preferred Stock and 7.25% Noncumulative Perpetual Series D Preferred Stock (the “Preferred Stock”) is suspended.

In connection with the merger, the Registrant’s Board of Directors approved and adopted amendments to the Certificates of Designations of the Registrant’s Preferred Stock (the “Certificates of Designations”), which amendments were effective immediately following the merger. The amendments suspended the automatic exchange provisions contained in the Certificates of Designation so long as the parent company of the Registrant has no preferred stock authorized for such automatic exchange. The amendments also updated references to the new parent company and its primary regulator, made other non-substantive and conforming changes and clarified existing provisions.

This summary of the amendments to the Certificates of Designations is qualified in its entirety by reference to the actual text of the Certificates of Designations, as amended, which are attached hereto as Exhibits 3.1 and 3.2 and are incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits:

3.1	Certificate of Designations of the 10.5% Noncumulative Perpetual Series A Preferred Shares, including any amendment thereto.

3.2	Certificate of Designations of the 7.25% Noncumulative Perpetual Series D Preferred Shares, including any amendment thereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FIRST REPUBLIC PREFERRED CAPITAL CORPORATION (Registrant)

Date: November 3, 2009	By:	/s/ WILLIS H. NEWTON, JR.
Willis H. Newton, Jr. Vice President, Chief Financial Officer, Treasurer and Director (Principal Financial Officer)

EXHIBIT INDEX

Exhibit Number	Description

3.1	Certificate of Designations of the 10.5% Noncumulative Perpetual Series A Preferred Shares, including any amendment thereto.

3.2	Certificate of Designations of the 7.25% Noncumulative Perpetual Series D Preferred Shares, including any amendment thereto.